SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR SMALL-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025 for Small-Cap Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective November 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on June 18, 2025, the Board of Trustees of the Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved Goldman Sachs Asset Management, L.P. (“GSAM”) to serve as the sub-adviser of the Small-Cap Growth Portfolio effective November 1, 2025, replacing MFS Investment Management.

In connection with this sub-adviser change, certain principal investment strategies of the Small-Cap Growth Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Small-Cap Growth Portfolio may be sold and new investments purchased in accordance with recommendations by GSAM. Pacific Life Fund Advisors LLC, the investment adviser to the Small-Cap Growth Portfolio, may begin this transitioning prior to November 1, 2025 utilizing the principal investment strategies described below.

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of companies included in the Russell 2000 Growth Index (which measures the performance of the small-capitalization growth segment of the U.S. equity universe) at the time of investment. As of March 31, 2025, the market capitalization range of the Russell 2000 Growth Index was approximately $1.2 million to $15.4 billion. As of March 31, 2025, the weighted average market capitalization of the Fund was approximately $6.3 billion.

The sub-adviser focuses on investing the Fund’s assets, under normal circumstances, in companies that are considered by the sub-adviser to be positioned for long-term growth (“growth companies”).

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2024, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector.

The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The sub-adviser will also consider the valuation of companies when determining whether to buy and/or sell securities. The sub-adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, when a company is deemed to be misallocating capital, or if a company no longer fits within the Fund’s definition of a small-cap company.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Currency Risk and Foreign (Non-U.S.) Markets Risk will be deleted and Liquidity Risk will be moved below Consumer Non-Cyclical Sector Risk.

In the Performance subsection, the first sentence of the last paragraph will be deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. began managing the Fund on November 1, 2025.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Goldman Sachs Asset Management, L.P. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jessica Katz, Vice President	Since 2025
Gregory Tuorto, Managing Director	Since 2025